EXHIBIT 10.1

Execution Version

AMENDMENT NO. 2

TO AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of May 18, 2026

among

GARRETT MOTION INC.,
as Holdings,

GARRETT LX I S.À R.L.,
as Lux Borrower,

GARRETT MOTION HOLDINGS INC.,
as U.S. Co-Borrower,

GARRETT MOTION SÀRL,
as Swiss Borrower,

The Issuing Banks,

The Lenders Party Hereto,

and

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent
___________________________

AMENDMENT NO. 2

TO AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 2 to Amended and Restated Credit Agreement (this “Amendment”), dated as of May 18, 2026, by and among GARRETT MOTION INC., a Delaware corporation (“Holdings”), GARRETT LX I S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of the Grand Duchy of Luxembourg with registered office at 9, rue de Bitbourg, L-1273 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Companies’ Register under number B225642 (the “Lux Borrower”), GARRETT MOTION HOLDINGS INC., a Delaware corporation (the “U.S. Co-Borrower” and, together with the Lux Borrower, the “Term Borrowers”), GARRETT MOTION Sàrl (f/k/a Honeywell Technologies Sàrl), a limited liability company (société à responsabilité limitée) organized under the laws of Switzerland (the “Swiss Borrower” and, together with the Term Borrowers, the “Borrowers”), JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), each Consenting Lender (as defined below) party hereto, the Replacement Lender (as defined below), each Revolving Lender and each Issuing Bank. Capitalized terms used herein (including the preamble and preliminary statements hereof) but not defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement (as defined below).

PRELIMINARY STATEMENTS:

(1)       WHEREAS, Holdings, the Borrowers, the Lenders and Issuing Banks party thereto from time to time and the Administrative Agent are party to that certain Amended and Restated Credit Agreement, dated as of January 30, 2025 (as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement, dated as of August 6, 2025, and as further amended, restated, supplemented, waived or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”);

(2)       WHEREAS, the Borrowers have requested an amendment to the Existing Credit Agreement that would (w) decrease the Applicable Rate with respect to the Existing Dollar Initial Term Loans (as defined below) in accordance with Section 9.02(b)(ii) of the Credit Agreement (the “Term Loan Repricing”), (x) decrease the Applicable Rate with respect to the Existing Revolving Loans (as defined below) in accordance with Section 9.02(b)(ii) of the Existing Credit Agreement (the “Revolver Repricing”), (y) reset the time period set forth in Section 2.11(h) of the Existing Credit Agreement in accordance with Section 9.02(b) of the Existing Credit Agreement (the “Soft-Call Reset”) and (z) make certain other changes to the Existing Credit Agreement to effect the Term Loan Repricing and the Revolver Repricing (the “Other Amendments”).

WHEREAS, the Term Borrowers have requested that the Dollar Initial Term Lenders holding Dollar Initial Term Loans outstanding under the Existing Credit Agreement immediately prior to the Second Amendment Effective Date (as defined below) (the “Existing Dollar Initial Term Loans”) agree to amend certain provisions of the Existing Credit Agreement to effect the Term Loan Repricing, the Soft-Call Reset and the Other Amendments as provided for herein (the Existing Dollar Initial Term Loans as so amended by this Amendment, the “Amended Dollar Initial Term Loans”), and each Dollar Initial Term Lender who provides a signature page (each, a “Consent”) to this Amendment substantially in the form of Exhibit A hereto (each, a “Consenting Lender” and collectively, the “Consenting Lenders”) (such Consenting Lenders constituting at least a Majority in Interest of the Existing Dollar Initial Term Loans) thereby (x) consents to this Amendment and the Amended Credit Agreement (for the avoidance of doubt, including the Term Loan Repricing, the Soft-Call Reset and the Other Amendments) and (y) (A) if it elects the “Cashless Consent Option” thereunder (the “Cashless Consent Option” and the Consenting Lenders that make such election, the “Cashless Consenting Lenders”), agrees to continue to hold 100% of the outstanding principal amount of its Existing Dollar Initial Term Loans (or such lesser principal amount allocated to it by the Second Amendment Lead Arranger (as defined below), in its sole discretion) in the form of Amended Dollar Initial Term Loans, effective as of the Second Amendment Effective Date and (B) if it elects the “Assign and Reallocation Consent Option” thereunder (the “Assign and Reallocation Consent Option” and the Consenting Lenders that make such election, the “Reallocated Consenting Lenders”), agrees to (i) assign 100% of the outstanding principal amount of its Existing Dollar Initial Term Loans to the Replacement Lender on the Second Amendment Effective Date and (ii) purchase by assignment (or cause one or more of its Affiliates to purchase by assignment) from the Replacement Lender a like principal amount (or such lesser principal amount allocated to it or its Affiliate by the Second Amendment Lead Arranger, in its sole discretion) of Amended Dollar Initial Term Loans;

(3)       WHEREAS, pursuant to Section 9.02(c) of the Existing Credit Agreement, the Borrowers may, with respect to any Non-Consenting Lender (as defined below) holding Existing Dollar Initial Term Loans, cause such Non-Consenting Lender to assign all of its Existing Dollar Initial Term Loans to one or more assignees;

(4)       WHEREAS, each Dollar Initial Term Lender who has not provided a Consent to the Administrative Agent prior to 5:00 p.m. (New York City time) on May 13, 2026 (each, a “Non-Consenting Lender” and, collectively, the “Non-Consenting Lenders”) shall assign all of its Existing Dollar Initial Term Loans to the Replacement Lender (as defined below) and the Replacement Lender shall become the Term Lender under the Amended Credit Agreement with respect to all such Existing Dollar Initial Term Loans of Non-Consenting Lenders, in each case in accordance with Section 9.02(c) of the Existing Credit Agreement;

(5)       WHEREAS, the Swiss Borrower has requested that the Revolving Lenders holding Revolving Commitments and/or Revolving Loans under the Existing Credit Agreement immediately prior to the Second Amendment Effective Date (such Revolving Commitments, the “Existing Revolving Commitments” and such Revolving Loans, the “Existing Revolving Loans”) agree to amend certain provisions of the Existing Credit Agreement to effect the Revolver Repricing and the Other Amendments as provided for herein (the Existing Revolving Commitments and Existing Revolving Loans as so amended by this Amendment, the “Amended Revolving Commitments” and the “Amended Revolving Loans”, respectively), and each Revolving Lender and Issuing Bank party to this Amendment (which constitute all of the Revolving Lenders and Issuing Banks under the Existing Credit Agreement immediately prior to giving effect to this Amendment on the Second Amendment Effective Date) hereby consents to this Amendment and the Amended Credit Agreement;

(6)       WHEREAS, the Borrowers, Holdings, each Revolving Lender, each Issuing Bank, the Consenting Lenders, the Replacement Lender and the Administrative Agent have agreed, on the terms and conditions set forth herein, to amend the Existing Credit Agreement as set forth herein; and

(7)       WHEREAS, JPMorgan Chase Bank, N.A. (“Second Amendment Lead Arranger”), RBC Capital Markets, Goldman Sachs Bank USA, BNP Paribas Securities Corp., Morgan Stanley Senior Funding, Inc., Deutsche Bank Securities Inc., Fifth Third Bank, National Association, UniCredit Bank GMBH New York Branch, PNC Capital Markets LLC and KeyBanc Capital Markets Inc. will each act as a joint lead arranger and joint bookrunner for this Amendment (in such capacities, including JPMorgan Chase Bank, N.A. in its capacity as Second Amendment Lead Arranger, collectively, the “Second Amendment Arrangers”).

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

2

section 1.          Consents and Assignments.

(a)                Notwithstanding anything set forth in the Existing Credit Agreement or the Amended Credit Agreement to the contrary, in lieu of delivering an Assignment and Assumption, (i) each Non-Consenting Lender and each Reallocated Consenting Lender, upon receipt of payment in cash of an amount equal to the aggregate principal amount of its respective Existing Dollar Initial Term Loans, accrued interest thereon, accrued fees and all other amounts payable to it under the Existing Credit Agreement, hereby automatically and irrevocably, without any further action on the part of such Non-Consenting Lender or such Reallocated Consenting Lender (as applicable), sells, delegates and assigns, without recourse, all of its respective Existing Dollar Initial Term Loans and all interests, rights and obligations under the Existing Credit Agreement and the other Loan Documents with respect to such Existing Dollar Initial Term Loans (each, an “Assigned Interest”) to JPMorgan Chase Bank, N.A. (in such capacity the “Replacement Lender”) and (ii) the Replacement Lender hereby agrees to assume such Assigned Interest from (A) each such Non-Consenting Lender and to purchase, at par, Existing Dollar Initial Term Loans (after giving effect to the Term Loan Prepayment (as defined below)) in the aggregate principal amount for all Non-Consenting Lenders set forth on Schedule 1-A hereto and (B) each such Reallocated Consenting Lender and to purchase, at par, Existing Dollar Initial Term Loans (after giving effect to the Term Loan Prepayment) in the aggregate principal amount for all Reallocated Consenting Lenders set forth on Schedule 1-B hereto, in each case, on the terms and conditions set forth in the Standard Terms and Conditions attached as Annex 1 to Exhibit A of the Existing Credit Agreement (Form of Assignment and Assumption), which terms and conditions are incorporated by reference herein mutatis mutandis (collectively, the “Omnibus Assignment and Acceptance”), and, accordingly, no other action by the Lenders, the Administrative Agent or the Loan Parties shall be required in connection therewith. The Dollar Initial Term Lenders party hereto (including each of the Consenting Lenders) hereby agree to waive any notice requirements of the Existing Credit Agreement in connection with the Omnibus Assignment and Acceptance and, for the avoidance doubt, each party hereto (to the extent having a consent right thereto under the Existing Credit Agreement or the Amended Credit Agreement) hereby consents to (x) the assignment of the Non-Consenting Lenders’ and Reallocated Consenting Lenders’ respective Existing Dollar Initial Term Loans to the Replacement Lender pursuant to such Omnibus Assignment and Acceptance in all respects and (ii) in the event that the Term Borrowers and the Second Amendment Lead Arranger agree to allocate any Cashless Consenting Lender a principal amount of the Amended Dollar Initial Term Loans that is less than the principal amount of Existing Dollar Initial Term Loans held by such Cashless Consenting Lender immediately prior to the Second Amendment Effective Date, the assignment by certain of the Cashless Consenting Lenders of all or a portion of their Existing Dollar Initial Term Loans to the Replacement Lender;

(b)                On the Second Amendment Effective Date, the respective Existing Dollar Initial Term Loans of the Non-Consenting Lenders and the Reallocated Consenting Lenders shall become Amended Dollar Initial Term Loans of the Replacement Lender.

(c)                The Replacement Lender hereby consents to this Amendment and the terms of the Amended Credit Agreement (for the avoidance of doubt, including the Term Loan Repricing, the Soft-Call Reset and the Other Amendments).

(d)                The Administrative Agent hereby (i) consents to this Amendment and (ii) agrees that no assignment fee specified in Section 9.04(b)(ii) of the Existing Credit Agreement shall be required to be paid by the Borrowers in connection with the assignments described in Section 1(a).

(e)                For the avoidance of doubt, all Existing Dollar Initial Term Loans (other than those prepaid pursuant to the Term Loan Prepayment) shall continue to be outstanding as Amended Dollar Initial Term Loans under the Amended Credit Agreement on and after the Second Amendment Effective Date, subject to the terms of this Amendment, and for the avoidance of doubt the Amended Dollar Initial Term Loans

3

shall continue as the same Class of Term Loans as the Existing Dollar Initial Term Loans for all purposes under the Amended Credit Agreement.

(f)                 The Revolving Lenders and Issuing Banks party hereto (which constitute all of the Revolving Lenders and Issuing Banks under the Existing Credit Agreement immediately prior to giving effect to this Amendment on the Second Amendment Effective Date) hereby consent to this Amendment and the terms of the Amended Credit Agreement (for the avoidance of doubt, including the Revolver Repricing and the Other Amendments).

(g)                The (i) Amended Revolving Loans shall constitute “Revolving Loans” and “Loans” for all purposes of the Amended Credit Agreement and the other Loan Documents and (ii) the Amended Revolving Commitments shall constitute “Revolving Commitments” and “Commitments” for all purposes of the Amended Credit Agreement and the other Loan Documents.

section 2.          Amendments and Acknowledgement.

The Existing Credit Agreement is, effective as of the Second Amendment Effective Date (immediately after giving effect to the Term Loan Prepayment), hereby amended as follows (the Existing Credit Agreement, as so amended, the “Amended Credit Agreement”):

(a)            Section 1.01 of the Existing Credit Agreement is hereby amended by inserting the following new definitions in appropriate alphabetical order:

““Second Amendment” means that certain Amendment No. 2 to Amended and Restated Credit Agreement, dated as of the Second Amendment Effective Date, among the Borrowers, Holdings, the Administrative Agent, Issuing Banks and the Lenders party thereto.”

““Second Amendment Effective Date” means May 18, 2026.”

(b)            clause (a) of the definition of “Applicable Rate” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated as follows:

“(a) with respect to any Loan that is a Dollar Initial Term Loan on or after the Second Amendment Effective Date, 1.75% per annum in the case of Term Benchmark Loans and 0.75% per annum in the case of ABR Loans; and”;

(c)            clause (b) of the definition of “Applicable Rate” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated as follows:

“with respect to (i) any Loan that is a Revolving Loan on or after the Second Amendment Effective Date and (ii) the commitment fees payable hereunder in respect of unused Revolving Commitments after the Restatement Effective Date, the applicable rate per annum set forth in the table below in the “Revolving Loans that are Term Benchmark Loans”, “Revolving Loans that are EURIBOR Loans”, “Revolving Loans that are RFR Loans”, “Revolving Loans that are ABR Loans” or “Commitment Fee” columns, as applicable, based upon the Consolidated First Lien Leverage Ratio as of the end of the fiscal quarter of Holdings for which consolidated financial statements have most recently been delivered to the Administrative Agent pursuant to Section 5.01(a) or 5.01(b); provided that until

4

the delivery of such consolidated financial statements as of and for the first fiscal quarter of Holdings beginning after the Second Amendment Effective Date, the Applicable Rate shall be that set forth below in Level I:

Level	Consolidated First Lien Leverage Ratio	Revolving Loans that are Term Benchmark Loans	Revolving Loans that are EURIBOR Loans	Revolving Loans that are RFR Loans denominated in Sterling	Revolving Loans that are RFR Loans denominated in Swiss Franc	Revolving Loans that are ABR Loans	Commitment Fee
I	≥ 1.85 to 1.00	1.75%	2.00%	1.7826%	1.75%	0.75%	0.50%
II	≥ 1.35 to 1.00 and < 1.85 to 1.00	1.50%	1.75%	1.5326%	1.50%	0.50%	0.375%
III	< 1.35 to 1.00	1.25%	1.50%	1.2826%	1.25%	0.25%	0.25%

(d)            the definition of “Arrangers” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated as follows:

““Arrangers” means, collectively, (i) JPMorgan Chase Bank, N.A., RBC Capital Markets, Goldman Sachs Bank USA, BNP Paribas Securities Corp., Deutsche Bank Securities Inc., Fifth Third Bank, National Association, PNC Capital Markets LLC and KeyBanc Capital Markets Inc., (ii) each First Amendment Arranger under and as defined in the First Amendment, (iii) each Second Amendment Arranger under and as defined in the Second Amendment and (iv) each Arranger under and as defined in the Original Credit Agreement, in their capacities as joint lead arrangers and joint bookrunners for the credit facilities provided for herein.

(e)            the definition of “Loan Documents” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated as follows:

““Loan Documents” means this Agreement, the Restatement Agreement, the First Amendment, the Second Amendment, any Incremental Facility Agreement, any Refinancing Facility Agreement, any Security Document, any Acceptable Intercreditor Agreement, if any is entered into, the Global Intercompany Note, any agreement designating an additional Issuing Bank as contemplated by Section 2.05(k) and, except for purposes of Section 9.02, any promissory notes delivered pursuant to Section 2.09(d) (and, in each case, any amendment, restatement, waiver, supplement or other modification to any of the foregoing) and any document designated as a Loan Document by the Administrative Agent and the Swiss Borrower.”

(f)             subclause (i) of Section 2.11(h) of the Existing Credit Agreement is hereby amended and restated as follows:

5

“(i) prepayments of Dollar Initial Term Loans effected on or prior to the six-month anniversary of the Second Amendment Effective Date with the proceeds of a Repricing Transaction in respect of such Dollar Initial Term Loans”; and

(g)            subclause (ii) of Section 2.11(h) of the Existing Credit Agreement is hereby amended and restated as follows:

“(ii) amendments, amendments and restatements or other modifications of this Agreement on or prior to the six-month anniversary of the Second Amendment Effective Date, the effect of which is a Repricing Transaction with respect to any of the Dollar Initial Term Loans”.

The parties hereto acknowledge and agree that the Term Loan Repricing contemplated hereby will be effected immediately after giving effect to the Term Loan Prepayment.

section 3.          Representations of the Loan Parties. Each Loan Party party hereto hereby represents and warrants to the other parties hereto on and as of the Second Amendment Effective Date that:

(a)                this Amendment has been duly authorized, executed and delivered by each such Loan Party and constitutes a legal, valid and binding obligation of each such Loan Party enforceable against each such Loan Party in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), (iii) implied covenants of good faith and fair dealing, (iv) any foreign laws, rules and regulations as they relate to pledges of Equity Interests of Foreign Subsidiaries that are not Loan Parties and (v) any other matters which are set out as qualifications or reservations as to matters of law of general application in any legal opinion supplied to the Administrative Agent;

(b)                the representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality or Material Adverse Effect, in all respects) on and as of the Second Amendment Effective Date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall be true and correct in all material respects (or in all respects, as applicable) as of such earlier date; and

(c)                no Default or Event of Default shall have occurred and be continuing as of the Second Amendment Effective Date or shall result from the transactions contemplated by this Amendment.

section 4.          Conditions of Effectiveness. This Amendment shall become effective on the date (such date, the “Second Amendment Effective Date”) on which the following conditions shall have been satisfied:

(a)                The Administrative Agent (or its counsel) shall have received from (1) each Consenting Lender (constituting holders of at least a Majority in Interest of the Existing Dollar Initial Term Loans) by the Consent Deadline, (2) each Revolving Lender and each Issuing Bank, (3) the Replacement Lender, (4) Holdings and (5) each Borrower, either (x) a counterpart of this Amendment signed on behalf of such party, (y) written evidence reasonably satisfactory to the Administrative Agent (which may include delivery of a signed signature page of this Amendment by facsimile or other means of electronic transmission (e.g., “pdf”)) that such party has signed a

6

counterpart of this Amendment or (z) solely in the case of a Consenting Lender, a Consent hereto executed on behalf of such Consenting Lender.

(b)                Each Non-Consenting Lender shall have been replaced (or substantially concurrently with the effectiveness of this Amendment shall be replaced) in accordance with Section 9.02(c) of the Existing Credit Agreement and pursuant to Section 1.

(c)                The Administrative Agent shall have received from the Term Borrowers, in immediately available funds, for pro rata distribution to each Dollar Initial Term Lender, (i) $50,0000 in order to voluntarily prepay a like principal amount of Existing Dollar Initial Terms Loans (the “Term Loan Prepayment”) and (ii) the full amount of all accrued and unpaid interest and fees to, but excluding, the Second Amendment Effective Date, on all Existing Dollar Initial Term Loans of such Dollar Initial Term Lender outstanding immediately prior to the occurrence of the Second Amendment Effective Date.

(d)                The representations and warranties of each Loan Party set forth in Section 3 hereof and in the other Loan Documents shall be true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality or Material Adverse Effect, in all respects) on and as of the Second Amendment Effective Date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall be true and correct in all material respects (or in all respects, as applicable) as of such earlier date.

(e)                No Default or Event of Default shall have occurred and be continuing as of the Second Amendment Effective Date or shall result from the transactions contemplated by this Amendment.

(f)                 The Administrative Agent shall have received a certificate from a Financial Officer of Holdings, dated as of the Second Amendment Effective Date, confirming compliance with the conditions set forth in Sections 4(d) and (e).

(g)               The Administrative Agent shall have received all fees and expenses payable thereto and to the Second Amendment Lead Arranger on or prior to the Second Amendment Effective Date, including, to the extent invoiced at least two (2) Business Days prior to the Second Amendment Effective Date, reimbursement or payment of all reasonable and documented out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by the Loan Parties hereunder, under the Engagement Letter, dated as of May 11, 2026, by and between Holdings and the Second Amendment Lead Arranger or under any other Loan Document on or prior to the Second Amendment Effective Date.

(h)                The Administrative Agent, each Consenting Lender, each Revolving Lender, each Issuing Bank and the Replacement Lender shall have received, at least three (3) Business Days prior to the Second Amendment Effective Date, all documentation and other information about the Borrowers and the Guarantors that shall have been reasonably requested by such Person in writing at least ten (10) Business Days prior to the Second Amendment Effective Date and that such Person reasonably determines is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act including, if any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to such Borrower (provided that, upon the execution and delivery by such Lender of its signature page to this Amendment, the conditions set forth in this clause (h) shall be deemed to be satisfied).

7

section 5.          Consent and Affirmation of Loan Parties. Each of the Loan Parties party hereto, in its capacity as a guarantor under the Guarantee Agreement and a pledgor under the other Security Documents to which it is a party, hereby (i) consents to the execution, delivery and performance of this Amendment and agrees that each of the Guarantee Agreement and the Security Documents to which it is a party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Second Amendment Effective Date, except that, on and after the Second Amendment Effective Date, each reference to “Credit Agreement,” “thereunder,” “thereof” or words of like import shall, unless the context otherwise requires, mean and be a reference to the Amended Credit Agreement, and (ii) confirms that, notwithstanding the effectiveness of the terms hereof, the Security Documents to which such Loan Party is a party and all of the Liens on the Collateral described therein remain in full force and effect, are not released or reduced and do, and shall continue to, secure the payment of all of the Obligations (including the Amended Dollar Initial Term Loans, the Amended Revolving Commitments and the Amended Revolving Loans).

section 6.          Reference to and Effect on the Loan Documents.

(a)                        From and after the Second Amendment Effective Date, each reference in the Credit Agreement to “hereunder,” “hereof,” “this Agreement” or words of like import and each reference in the other Loan Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import shall, unless the context otherwise requires, mean and be a reference to the Amended Credit Agreement. From and after the Second Amendment Effective Date, this Amendment shall be a “Loan Document” under the Existing Credit Agreement and the Amended Credit Agreement.

(b)                        The Security Documents and each other Loan Document, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed, and the respective guarantees, pledges, grants of security interests and other agreements, as applicable, under each of the Security Documents, notwithstanding the consummation of the transactions contemplated hereby, shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties under the Existing Credit Agreement and the Amended Credit Agreement. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations (including the Amended Dollar Initial Term Loans, the Amended Revolving Commitments and the Amended Revolving Loans) of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment.

(c)                        The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, Issuing Bank or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

section 7.          Execution in Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws

8

based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.

section 8.          Amendments; Headings; Severability. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, the Borrowers, the Administrative Agent, the Issuing Banks and the Lenders party hereto. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting this Amendment. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

section 9.          Governing Law; Etc.

(a)                        THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW.

(b)                        EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.09(b), (c) and (d) AND 9.10 OF THE AMENDED CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

section 10.      No Novation. This Amendment shall not extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the Lien or priority of any Security Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to the extent expressly modified hereby or by instruments executed concurrently herewith and except to the extent repaid as provided herein. Nothing implied in this Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties under any Loan Document from any of its obligations and liabilities as a borrower, guarantor, grantor or pledgor under any of the Loan Documents.

section 11.      Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Amended Credit Agreement.

section 12.      Second Amendment Arrangers. Notwithstanding any other provision of this Amendment, the Existing Credit Agreement, the Amended Credit Agreement or any other Loan Document, each Second Amendment Arranger is named as such for recognition purposes only, and in its capacity as such shall have no powers, duties, responsibilities or liabilities with respect to this Amendment, the Existing Credit Agreement, the Amended Credit Agreement or the other Loan Documents or the transactions contemplated hereby and thereby; it being understood and agreed that each Second Amendment Arranger shall be entitled to all indemnification, exculpation and reimbursement rights in favor of the Arrangers as, and to the extent, provided for under Sections 8.01(h) and 9.03 of the Amended Credit Agreement. Without

9

limitation of the foregoing, each Second Amendment Arranger shall not, solely by reason of this Amendment, the Amended Credit Agreement or any other Loan Documents, have any fiduciary relationship in respect of any Lender or any other Person and to the fullest extent permitted by law, each of the Borrowers and Holdings hereby waives and releases any claims that it may have against the Second Amendment Arrangers with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transactions contemplated hereby.

[Signature Pages Follow]

10

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

GARRETT MOTION INC., as Holdings

By:	/s/ Sean Deason
	Name:	Sean Deason
	Title:	Chief Financial Officer

GARRETT LX I S.à r.l, as the Lux Borrower

By:	/s/ Patrick Michael Foley
	Name:	Patrick Michael Foley
	Title:	Class A Manager and Authorized Signatory

GARRETT MOTION HOLDINGS INC., as the U.S. Co-Borrower

By:	/s/ Patrick Michael Foley
	Name:	Patrick Michael Foley
	Title:	Secretary and Director

GARRETT MOTION Sàrl, as the Swiss Borrower

By:	/s/ Cyril Grandjean
	Name:	Cyril Grandjean
	Title:	Authorized Signatory

[Garrett Motion – Signature Page to Amendment No. 2]

JPMORGAN CHASE BANK, N.A., as the Administrative Agent

By:	/s/ James Shender
	Name:	James Shender
	Title:	Managing Director

JPMORGAN CHASE BANK, N.A., as the Replacement Lender, a Revolving Lender and an Issuing Bank

By:	/s/ James Shender
	Name:	James Shender
	Title:	Managing Director

[Garrett Motion – Signature Page to Amendment No. 2]

Royal Bank of Canada, as a Revolving Lender and an Issuing Bank

By:	/s/ Sinan Tarlan
	Name:	Sinan Tarlan
	Title:	Authorized Signatory

[Garrett Motion – Signature Page to Amendment No. 2]

Goldman Sachs Bank USA, as a Revolving Lender and an Issuing Bank

By:	/s/ Thomas Manning
	Name:	Thomas Manning
	Title:	Authorized Signatory

[Garrett Motion – Signature Page to Amendment No. 2]

BNP Paribas, as a Revolving Lender and an Issuing Bank

By:	/s/ James McHale
	Name:	James McHale
	Title:	Managing Director

By:	/s/ Ainsley Nugent
	Name:	Ainsley Nugent
	Title:	Vice President

[Garrett Motion – Signature Page to Amendment No. 2]

Morgan Stanley Senior Funding Inc., as a Revolving Lender and an Issuing Bank

By:	/s/ Margaret Stock
	Name:	Margaret Stock
	Title:	Vice President

[Garrett Motion – Signature Page to Amendment No. 2]

Deutsche Bank AG New York Branch, as a Revolving Lender and an Issuing Bank

By:	/s/ Philip Tancorra
	Name:	Philip Tancorra
	Title:	Director

By:	/s/ Suzan Onal
	Name:	Suzan Onal
	Title:	Director

[Garrett Motion – Signature Page to Amendment No. 2]

Fifth Third Bank, National Association, as a Revolving Lender and an Issuing Bank

By:	/s/ Martin Ryan
	Name:	Martin Ryan
	Title:	Director

[Garrett Motion – Signature Page to Amendment No. 2]

UBS Switzerland AG, as a Revolving Lender and an Issuing Bank

By:	/s/ Joël Maibach
	Name:	Joël Maibach
	Title:	Executive Director

By:	/s/ Jan Matthey
	Name:	Jan Matthey
	Title:	Executive Director

[Garrett Motion – Signature Page to Amendment No. 2]

UniCredit Bank GmbH, New York Branch, as a Revolving Lender

By:	/s/ Tom Taylor
	Name:	Tom Taylor
	Title:	Managing Director

By:	/s/ Simon Obexer
	Name:	Simon Obexer
	Title:	Associate Director

[Garrett Motion – Signature Page to Amendment No. 2]

PNC Bank, National Association, as a Revolving Lender and an Issuing Bank

By:	/s/ Greg Lewis
	Name:	Greg Lewis
	Title:	Vice President

[Garrett Motion – Signature Page to Amendment No. 2]

Keybank National Association, as a Revolving Lender and an Issuing Bank

By:	/s/ Amra Rausche
	Name:	Amra Rausche
	Title:	Senior Vice President

[Garrett Motion – Signature Page to Amendment No. 2]